                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                     /s/ Mel Karmazin

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agent and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                    /s/ Farid Suleman

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                  /s/ George H. Conrades

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                   /s/ Bruce S. Gordon

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                 /s/ Richard R. Pivirotto

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                   /s/ Jeffrey Sherman

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                   /s/ Dr. Paula Stern

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
                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    The undersigned director and/or officer, or both, of INFINITY BROADCASTING CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints Mel Karmazin, Farid Suleman and Angeline C. Straka, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto and any related Rule 462(b) Registration Statement, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of October, 1999.

                                                   /s/ Robert D. Walter

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